KELLWOOD COMPANY
                     EXECUTIVE DEFERRED COMPENSATION PLAN II

                  (Adopted and Effective as of January 1, 2005)
















                           McDermott Will & Emery LLP
                                     Chicago

                                    ADOPTION
                                       OF
            KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN II



         WHEREAS, KELLWOOD COMPANY (the "Company") desires to provide deferred compensation benefits to certain employees of the Company and its subsidiaries by adopting an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees, as described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 and in the form attached hereto;

         NOW, THEREFORE, the Company, acting through its duly authorized representative, hereby adopts the attached plan, entitled the KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN II, effective as of January 1, 2005.

                                        KELLWOOD COMPANY


                                        By: Thomas H. Pollihan
                                              Its Senior Vice President,
                                              Secretary and General Counsel

Dated: December 2, 2004


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                                TABLE OF CONTENTS
                                -----------------

                                                                        PAGE




SECTION 1................................................................1
         Introduction....................................................1

SECTION 2................................................................2
         Eligibility for Participation...................................2

SECTION 3................................................................2
         Benefits........................................................2

SECTION 4................................................................6
         Beneficiaries, Funding..........................................6

SECTION 5................................................................6
         General Provisions..............................................6

SECTION 6................................................................7
         Amendment and Termination.......................................7

SECTION 7................................................................8
         Claims and Review...............................................8


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            KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN II
            --------------------------------------------------------


                                    SECTION 1

                                  INTRODUCTION

         1.1. The Plan, the Company. KELLWOOD COMPANY (the "Company") hereby establishes the KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN II (the "Plan"), effective as of January 1, 2005 (the "Effective Date"). Prior to the Effective Date, the Company maintained the Kellwood Company Executive Deferred Compensation Plan ("Prior Plan") for eligible employees of the Employers. No additional amounts may be deferred under that plan after December 31, 2004. Amounts that as of December 31, 2004 were deferred but not vested under the Prior Plan shall be subject to the provisions of this Plan.

         1.2. Employers. The Company and each other organization that is an employer under KELLWOOD COMPANY RETIREMENT SAVINGS PLAN ("401(k) Plan") shall be an "Employer" under this Plan unless specified to the contrary by the Company by writing filed with the Plan Administrator.

         1.3. Purpose. The purpose of this Plan is to provide to eligible employees the opportunity to defer the receipt of current earnings in accordance with the terms hereof.

         This Plan is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees, as such plans are described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974. "Contributions" to the Plan are reflected through credits to bookkeeping accounts that are adjusted periodically to reflect hypothetical investment earnings. Participants are entitled to receive from the general assets of the Employers cash payments equal to their account balances, as set forth in the Plan.

         1.4. Plan Administration. The Plan is administered by the Kellwood Company Retirement Savings Plan Committee, or by any successor committee that administers the 401(k) Plan (such Committee is referred to herein as the "Plan Administrator").

         1.5. New Employers. From time-to-time, the Company may extend participation under the Kellwood Company Retirement Savings Plan to organizations which are either newly acquired or previously excluded from the 401(k) Plan. Such an organization would then become an "Employer" under this Plan. Covered employees of such new Employers shall become eligible to enroll in this Plan and shall become a "Participant" on the date when the employee's organization became an Employer under this Plan. A Participant's compensation deferral election for that same calendar year shall be filed with the Participant's Employer within thirty (30) days of such commencement date. Deferrals in accordance with that election shall commence as of the month following the election.

                                    SECTION 2

                          ELIGIBILITY FOR PARTICIPATION

         2.1. Covered Employee. For any calendar year, a "Covered Employee" means an employee of an Employer under the Plan whose annualized base salary as of the preceding December 1 (or in the case of a commissioned salesperson, his annualized calendar compensation for the preceding year based on compensation through such December 1) exceeds $100,000 (or such greater amount as the Plan Administrator may determine and announce for any calendar year to reflect cost of living increases).

         2.2. Eligibility. Subject to the conditions and limitations of the Plan, an employee of an Employer shall become eligible to enroll in this Plan and shall become a "Participant" on the first day of the calendar year occurring on or after the Effective Date on which he is a Covered Employee.

         2.3. Period of Participation. An employee of an Employer who becomes a Participant in this Plan will continue as a Participant in the Plan in accordance with its provisions until all benefits to which he is entitled under the Plan have been distributed to him, but may make compensation deferral contributions only for such period during which he is a Covered Employee.

                                    SECTION 3

                                    BENEFITS

         3.1. Intent. Commencing on the Effective Date, the provisions of this Section 3 are intended to allow a Participant to elect to make compensation deferral contributions.

         3.2.     Compensation Deferral Contributions.

                  (a) For any calendar year, a Participant may elect to make a compensation deferral contribution from his Compensation in increments of $100 per month, but not in excess of 50% of his Compensation. A Participant's compensation deferral contributions under this subsection 3.2 shall be made pursuant to a compensation deferral election by which the Participant elects to have his Compensation reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subsection 3.3. Except as provided in subparagraph (e) below, an election to defer Compensation under this subparagraph 3.2(a) shall be filed with the Participant's Employer prior to the calendar year during which the Participant performs services for which he is receiving the Compensation, and shall apply to Compensation otherwise payable during the calendar year to which the election specifically relates.


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

                  (b) For any year, a Participant may elect to make a compensation deferral contribution from his Bonus in increments of whole percentages (up to 100%) of his Bonus. A Participant's compensation deferral contribution under this subparagraph 3.2(b) shall be made pursuant to a compensation deferral election by which the Participant elects to have his Bonus reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subsection 3.3. Except as provided in subparagraph (e) below, a Participant's compensation deferral election under this subparagraph (b) shall be filed with the Participant's Employer at least six months prior to the end of the performance period over which the Participant earns the Bonus to which the election specifically relates.

                  (c) For any year, a Participant may elect to make a compensation deferral contribution from his Long-Term Incentive Plan award ("LTIP Award") in increments of whole percentages (up to 100%) of his LTIP Award. A Participant's compensation deferral contribution under this subparagraph 3.2(c) shall be made pursuant to a compensation deferral election by which the Participant elects to have his LTIP Award reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subsection 3.3. Except as provided in subparagraph (e) below, a Participant's compensation deferral election under this subparagraph (c) shall be filed with the Participant's Employer at least six months prior to the end of the performance period over which the Participant earns the LTIP Award to which the election specifically relates.

                  (d) For any calendar year, in the case of a Participant who is paid commissions with no base pay or bonus, that Participant may elect to make a compensation deferral contribution (but no other deferral contribution) from his commission in increments of $100 per month but not in excess of $30,000 per month. A Participant's commission deferral contribution under this subparagraph 3.2(c) shall be made pursuant to a commission deferral election by which the Participant elects to have his commissions reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subparagraph
                           3.3. Except as provided in subparagraph (e) below, a Participant's compensation deferral election under this subparagraph 3.2(d) shall be filed with the Participant's Employer prior to the calendar year during which the Participant performs services for which he is receiving the commissions, and shall apply to commissions otherwise payable during the calendar year to which the election specifically relates.


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

                  (e) Notwithstanding the above, in the first year in which a Participant becomes eligible to participate in the Plan, his compensation deferral election may be made with respect to services to be performed subsequent to the election within 30 days after the date he first becomes eligible to participate in the Plan.

         3.3. Separate Accounts; Interest. The Plan Administrator shall maintain separate bookkeeping accounts in the name of each Participant to reflect the Participant's compensation deferral contributions. As of the last day of each calendar month, a Participant's accounts shall be adjusted as follows:

                  (a) First, the balance in the Participant's accounts as of the last day of the prior month shall be increased, in such manner and at such time as the Plan Administrator shall determine on a uniform basis, by an amount equal to one-twelfth of the sum of the "prime rate" plus 1%. The prime rate for this purpose shall be the rate reported as such in the Wall Street Journal on the first business day of December of the calendar year immediately preceding the applicable month.

                  (b) Next, deferrals which are made during the month shall be credited to accounts, and each January 31 payments made on or about such date shall be debited, all in accordance with rules established by the Plan Administrator.

         3.4. Compensation and Bonuses. For purposes of determining a Participant's compensation deferral contributions, his Compensation shall mean his base salary (plus in the case of a commissioned salesperson, his commissions) for the applicable year, and his Bonus shall mean amounts earned during the applicable twelve-month period under the Kellwood Company Executive Bonus Plan or any other similar plan or plans designated by the Plan Administrator as being included under this subsection 3.4.

         3.5. Time of Distribution. At the time a Participant first elects to make a compensation deferral contribution, he shall also elect to receive his account either in a lump sum or in annual installments over a period not to exceed ten years. A lump sum payment shall be made, and installment payments shall commence, on or about the last business day of January following the calendar year in which the Participant separates from service with all Employers. Each following installment shall be made on or about the last business day of January of any succeeding year. A Participant may change his election made under this subsection at any time, but such change shall be recognized only if (i) it is filed with the Plan Administrator at least 12 months prior to the date payment is otherwise due to be made; (ii) in the case of an election related to a payment made for a reason other than separation from service due to Disability or death, the first payment to which such election is made is deferred for a period of at least five years from the date such payment would otherwise be made; and (iii) it does not accelerate the timing or amount of any payment. Disability shall mean either (A) the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (B) the Participant's receipt, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

         3.6. Special Rule for Distributions to Key Employees. In the case of a distribution to a Key Employee on separation from service for a reason other than death or Disability, the distribution shall not be made before the date that is 6 months after the date of separation from service (or, if earlier, the date of the death of the Participant). A Key Employee is an employee determined under Section 416(i) of the Internal Revenue Code (without regard to paragraph (5) thereof), and includes (i) an officer of an Employer having an annual compensation greater than $135,000 (as adjusted to reflect cost-of-living increases); (ii) a 5-percent owner of an Employer; or (iii) a 1-percent owner of an Employer having annual compensation from the Employers of more than $150,000.

         3.7. Change in Control. Notwithstanding the provisions of subsection 3.5, a Participant's entire account balance shall be paid in a lump sum within 30 days after a Change in Control. A Change in Control shall occur if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of two consecutive years individuals who at the beginning of the two-year period were members of the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board.

         3.8. In-Service Withdrawals for Unforeseeable Emergency. Notwithstanding the provisions of subsection 3.5, if a Participant suffers an unforeseeable emergency, as defined below, the Plan Administrator shall cause the Employers to pay to the Participant in a lump sum that portion, if any, of his account balance which the Plan Administrator determines is necessary to satisfy the emergency, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant requesting a withdrawal on account of an unforeseeable emergency shall apply for the payment in writing in a form approved by the Plan Administrator and shall provide such information as the Plan Administrator may deem appropriate. An unforeseeable emergency is a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The amounts distributed with respect to an unforeseeable emergency shall not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

         3.9. No Acceleration. Except as provided in subsection 3.7 and 3.8, or as provided in Treasury regulations issued under Internal Revenue Code
Section 409(A), payment of an account may not be accelerated and paid before the date provided in subsection 3.5.

                                    SECTION 4

                             BENEFICIARIES, FUNDING

         4.1. Plan Beneficiary. A "Plan Beneficiary" means the person designated by a Participant in writing and filed with the Plan Administrator prior to the Participant's death. If a Participant has not so designated a person, or if such person predeceases the Participant, the Participant's Plan beneficiary shall be the person who is designated as the Participant's beneficiary under the 401(k) Plan, or if no person is so designated under the 401(k) Plan, the Participant's spouse, if any, or if the Participant has no spouse at the time of his death, the Plan Beneficiary shall be determined pursuant to the beneficiary rules contained in the 401(k) Plan.

         4.2. Funding. The Plan is an unfunded plan. Benefits payable under this Plan to a Participant or his Plan Beneficiary shall be paid directly by the Employers from their general assets.

                                    SECTION 5

                               GENERAL PROVISIONS

         5.1. Employment Rights. Establishment of the Plan shall not be construed to give any Participant the right to be retained in the employ of the Company or any other Employer or to any benefits not specifically provided by this Plan.

         5.2. Interests Not Transferable. Except as to withholding of any tax under the laws of the United States or any state or municipality or pursuant to a valid "domestic relations order," the interests of Participants and their Plan Beneficiaries in the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily transferred, assigned, alienated or encumbered. For purposes of this subsection, a valid domestic relations order shall mean a state court divorce order or property settlement agreement that is part of a divorce order that directs payment of all or a portion of a Participant's accounts in a lump sum, without interest, to the Participant's spouse, former spouse or children. Except in the case of overpayments under this Plan, any payment to which a Participant or his Beneficiary is entitled under this Plan shall not be reduced or offset to reflect any amounts the Participant or Beneficiary owes an Employer or on account of any other reason, including without limitation the Participant's or Beneficiary's competition with an Employer, embezzlement of Employer funds, theft of Employer trade secrets or violation of confidentiality agreements, unless the Participant or Beneficiary shall consent in writing to such reduction or offset.

         5.3. Controlling Law. The laws of Missouri shall be controlling in all matters relating to the Plan.

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


         5.4. Gender and Number. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular, and the singular shall include the plural.

         5.5. Action by the Company. Any action required of or permitted by the Company under the Plan shall be by resolution of the Plan Administrator.

         5.6. Successor to the Company or Any Other Employer. The term "Company" as used in the Plan shall include any successor to the Company by reason of merger, consolidation, the purchase or transfer of all or substantially all of the Company's assets, or otherwise. The term "Employer" as used in the Plan with respect to the Company or any subsidiary shall include any successor to that corporation by reason of merger, consolidation, the purchase or transfer of all or substantially all of the assets of that corporation, or otherwise. After a Change in Control, as defined in subsection 3.7, the benefits of Participants and beneficiaries shall be guaranteed by any entity that, directly or indirectly, owns 50% or more of the outstanding shares of common stock or the combined voting power of the Company.

         5.7. Facility of Payment. Any amounts payable hereunder to any person under a legal disability or who, in the judgment of the Plan Administrator, is unable to properly manage his affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Plan Administrator may select. Any payment made in accordance with the next preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

         5.8. Tax Withholding. The Employers may withhold for tax purposes (including income tax and FICA) from amounts otherwise payable under this Plan or from amounts otherwise payable from the Employers to Participants.

         5.9. Statement of Accounts. The Plan Administrator shall furnish each Participant with a statement of his accounts under this Plan quarterly or as otherwise determined by the Plan Administrator.

                                    SECTION 6

                            AMENDMENT AND TERMINATION

         Although the Employers expect to continue the Plan, the Company must necessarily reserve and reserves the right to amend the Plan from time to time or to terminate the Plan at any time. However, no amendment of the Plan, nor the termination of the Plan, may cause the reduction or cessation of any benefits that were accrued and payable up to the date of such amendment or termination. With respect to the preceding sentence, an accrued benefit shall equal amounts allocated to a Participant's accounts prior to the date of the amendment or termination of the Plan. The Company specifically reserves the right to amend the amount by which accounts are increased pursuant to subparagraph 3.3(b), provided that no such amendment shall reduce a Participant's account determined under subsection 3.3 as of the date of amendment.

                                    SECTION 7

                                CLAIMS AND REVIEW

         7.1. Claims Procedure. If a claim for benefits under the Plan is denied in whole or in part, the employee will receive written notification. The notification will include specific reasons for the denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary to process the claim and why such material or information is necessary, and an explanation of the claims review procedure. If the Plan Administrator fails to respond within 90 days, the claim is treated as denied.

         7.2. Review Procedure. Within 60 days after the claim is denied or, if the claim is deemed denied, within 150 days after the claim is filed, an employee (or his duly authorized representative) may file a written request with the Plan Administrator for a review of his denied claim. The employee may review pertinent documents that were used in processing his claim, submit pertinent documents, and address issues and comments in writing to the Plan Administrator. The Plan Administrator will notify the employee of its final decision in writing. In its response, the Plan Administrator will explain the reason for the decision, with specific references to pertinent Plan provisions on which the decision was based. If the Plan Administrator fails to respond to the request for review within 60 days, the review is treated as denied.

         7.3. Special Rules for Disability Claims. Initial claims for disability benefits will be decided by the Plan Administrator. If a claim is denied, in whole or in part, the Plan Administrator shall notify the claimant in writing within 45 days after receipt of the claim by the Plan Administrator. If the Plan Administrator determines that special circumstances require an extension of time for processing the claim, the Plan Administrator shall notify the claimant in writing of the need for extension, the reason for the extension, and the expected date of decision within the initial 45-day period. In no event shall such extension exceed a period of 30days from the end of such initial period. If the Plan Administrator determines that an additional extension is needed, the Plan Administrator shall notify the claimant in writing within the first 30-day extension period. If an extension is necessary because additional information is needed from the claimant, the notice of extension shall also specifically describe the missing information, and the claimant shall have at least 45days from receipt of the notice within which to provide the requested information.

         In the event there is an initial full or partial denial of a claim for benefits, the Plan Administrator will provide the claimant with written notice of:

                  (a)      The specific reason or reasons for such denial;

                  (b) Specific references to the provisions of the Plan upon which such denial is based;

                  (c) A description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary;


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

                  (d) An explanation of the Plan's claim review procedure, including the name and address of the Appeals Fiduciary and a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following a final denial on appeal;

                  (e) The right to request, free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim for benefits; and

                  (f) Any internal rule, guideline, protocol or other similar criterion relied on in the denial, or a statement that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge on request.

         A claimant must file an appeal of an adverse decision with the Plan Administrator within 180 days following receipt of the written notice of denial. In connection with any review on appeal by the Plan Administrator, the claimant may submit additional information or documents and written issues and comments relating to the claim. On review, the Plan Administrator will take into account all comments, documents, records and other information submitted by the claimant, without regard to whether such information was considered in the initial determination. No deference will be given to the initial adverse benefit determination.

         If a claim is denied on appeal, in whole or in part, the Plan Administrator shall notify the claimant in writing within 45 days after receipt of the claim by the Plan Administrator. If the Plan Administrator determines that special circumstances require an extension of time for processing the claim, the Plan Administrator shall notify the claimant in writing of the need for extension, the reason for the extension, and the expected date of decision within the initial 45-day period. In no event shall such extension exceed a period of 45days from the end of such initial period.

         The written denial on appeal will provide the claimant with written notice of:

                  (g)      The specific reason or reasons for such denial;

                  (h) Specific references to the provisions of the Plan upon which such denial is based;

                  (i) The right to request, free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim for benefits;

                  (j) An explanation of the Plan's voluntary appeal procedures, if any, and a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA; and

                  (k) Any internal rule, guideline, protocol or other similar criterion relied on in the denial, or a statement that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge on request.



                                      -10-